UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41698	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPCS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Richard Roomberg resigned as Chief Financial Officer of TechPrecision Corporation (the “Company”), effective on February 14, 2025 (the “Transition Date”).

On February 14, 2025, the Board of Directors of the Company, appointed Alexander Shen, the Company’s Chief Executive Officer to serve as the interim principal financial officer and principal accounting officer of the Company, effective at 5:30 p.m.  on the Transition Date, while the Company searches for a replacement for Mr. Roomberg.

Information regarding Mr. Shen’s background and business experience, contracts between the Company and Mr. Shen and any related party transactions involving Mr. Shen is incorporated by reference herein from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 26, 2024. Mr. Shen will not receive any additional compensation in connection with his service as interim principal financial officer and principal accounting officer.

Item 7.01	Regulation FD Disclosure.

On February 14, 2025, the Company issued a press release regarding Mr. Shen’s appointment described in Item 5.02 above and the filing of its Quarterly Report on Form 10-Q for the quarter ended December 31, 2024. A copy of the press release is attached hereto as Exhibit 99.1.

The information presented in Item 7.01 of this Current Report on Form 8-K and the accompanying press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 193, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit Number	Description
99.1	Press Release dated February 14, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: February 14, 2025	By:	/s/ Alexander Shen
	Name:	Alexander Shen
	Title:	Chief Executive Officer